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                         PARK VIEW FEDERAL SAVINGS BANK
                          CONVERSION STOCK OPTION PLAN

     1.   Purpose of the Plan.

     The Plan shall be known as the Park View Federal Savings Bank Conversion Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers and other key employees of Park View Federal Savings Bank (the "Bank") or any present or future parent or subsidiary of the Bank to promote the success of the business. Except as otherwise provided in Section 5(b) below, it is intended that the options issued pursuant to this Plan will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

     2.   Definitions.

     As used herein, the following definitions shall apply.

               (a) "Association" shall mean Park View Federal Savings and Loan Association.

               (b) "Bank" shall mean Park View Federal Savings Bank, the continuing entity of Park View Federal Savings and Loan Association as a Federal Capital Stock Savings Bank.

               (c) "Board" shall mean the Board of Directors of the Bank or any Parent thereof.

               (d) "Common Stock" shall mean Common Stock, $0.01 par value per share, of the Bank.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (f) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Subparagraph 4(a) of the Plan.

               (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of the Employee's employment with the Bank or any present or future Parent or Subsidiary of the Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its Parent, its Subsidiaries or a successor.

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               (h)  "Director" shall mean a member of the Board of the Bank.

               (i) "Effective Date" shall mean the date specified in Paragraph 12 hereof.

               (j) "Employee" shall mean any person employed by the Bank or any present or future Parent or Subsidiary of the Bank.

               (k) "Option" shall mean an option to purchase Common Stock granted pursuant to this Plan.

               (l) "Optioned Stock" shall mean stock subject to an option granted pursuant to this Plan.

               (m) "Optionee" shall mean a person who receives an Option pursuant to the Plan.

               (n) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

               (o) "Plan" shall mean the Park View Federal Savings Bank Conversion Stock Option Plan.

               (p)  "Share" shall mean one share of the Common Stock.

               (q) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

     3.   Shares Subject to the Plan.

               (a) Except as otherwise required by the provisions of Paragraph 10 hereof, the aggregate number of shares of Common Stock deliverable upon the exercise of Options pursuant to the Plan shall be equal to ten percent (10%) of the common stock sold in the conversion of the Association to the Bank less 10,000 shares. Such shares issued upon exercise of an Option may either be authorized but unissued or treasury shares.

               (b) If Options should expire, become unexercisable or forfeited for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless

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                    the Plan shall have been terminated, be available for the
                    grant of other Options under the Plan.

     4.   Administration of the Plan.

               (a) Composition of Option Committee. The Plan shall be administered by the Committee which shall consist of not less than three non-employee directors who are appointed by the Board and who have not received a grant of options within the prior twelve (12) months other than options granted under the plan of conversion of the Association to the Bank and not granted under this Plan. All members of the Committee shall serve at the pleasure of the Board.

               (b) Powers of the Committee. The Committee shall have discretionary authority (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

               (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5.   Eligibility.

               (a) Options may be granted to each such Employee of the Bank or any present or future Parent or Subsidiary as shall be designated by the Committee. An Optionee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

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               (b)  The aggregate fair market value (determined pursuant to
                    Paragraph 7 hereof as of the date the Option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Bank or any present or future Parent or Subsidiary of the Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this Paragraph, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be treated as Options which are not incentive stock options, as defined in
                    Section 422 of the Code, pursuant to Section 422(d) of the Code.

     6.   Term of Plan; Term of Options.

               (a) The Plan shall continue in effect for a term of ten years from its Effective Date, unless sooner terminated pursuant to Paragraph 15. No Option shall be granted under the Plan after ten years from the Effective Date.

               (b) The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided however that in the case of an Employee who owns stock representing more than ten (10) percent of the Bank's outstanding Common Stock at the time the Option is granted, the term of such Option shall not exceed five (5) years.

     7.   Exercise Price.

     The price per share at which each Option granted under the Plan may be exercised shall not, as to any particular Option, be less than the fair market value of the stock to which the Option relates at the time such Option is granted. In the case of an Employee who owns stock representing more than ten percent of the Bank's outstanding Common Stock at the time the Option is granted, the exercise price shall not be less than 110% of the fair market value of the stock at the time the Option is granted. Such exercise price shall be determined in good faith by the Committee.

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     8.   Exercise of Option.

               (a)  Procedure for Exercise.

               (1) Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee. An Option may not be exercised for a fractional Share.

               (2) An Option granted pursuant to the Plan may be exercised, subject to provisions relative to its termination and limitations on its exercise, from time to time only by (a) written notice of intent to exercise the Option with respect to a specified number of shares, and (b) payment to the Bank, (contemporaneously with delivery of such notice), in cash, of the amount of the Option price for the number of Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Bank at the Bank's executive offices.

               (b)  Exercise During Employment or Following Death or Disability.

               (1) Except as may be specifically provided for by the terms of an Option as may be authorized by the Committee at the time of such grant, an Option constituting an incentive stock option under the Code may be exercised by an Optionee only while he is an Employee and has maintained Continuous Status as an Employee since the date of the grant of the Option or within three months after termination of status as an Employee (but not later than the date on which the Option would otherwise expire), except if his Continuous Employment is terminated by reason of (a) "Cause" (which for purposes hereof shall have the same meaning as defined in the then existing employment agreement between the Optionee and the Bank or any of its Parent or Subsidiaries and, in the absence of any such agreement, shall have the meaning defined in 12 C.F.R. Section 563.39(b)(1) as in effect on the Effective Date of this Plan) then the Optionee's rights to exercise such Option shall expire on the date of such termination, (b) death, then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Optionee may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or by the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, or (c) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his Permanent and Total Disability, such Option may be exercised within

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one year from the date of termination of status as an Employee due to such
Permanent and Total Disability, but not later than the date on which the Option would otherwise expire. Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon death or Permanent and Total Disability, as defined herein, of the Optionee.

               (2) The Committee's determination whether an Optionee's employment has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

               (c) Notwithstanding anything herein to the contrary, in no event shall any Option granted as an incentive stock option pursuant to the Plan be exercisable for six months from the date of grant, except in the event of the Death or Permanent and Total Disability of the Optionee; and, provided the Bank's shareholders shall ratify the Plan.

     9.   Non-Transferability of Options.

     Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Effect on Change in Stock Subject to the Plan.

               (a) In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each share of Common Stock then under Option or available for Option the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be so exchanged, together with an appropriate adjustment of the exercise price.

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               (b)  In the event there shall be any change in the number of, or kind of, issued shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its discretion, determine that such change equitably requires an adjustment in the number, or kind, or exercise price of shares then subject to an Option or available for Option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan.

     11.  Time of Granting Options.

     The date of grant of an Option under the Plan shall be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  Effective Date.

     The Plan shall become effective upon the commencement of business activities by the Bank, which for purposes hereof shall be deemed to have occurred upon the consummation of the conversion of the Association to the Bank (the "Effective Date"). Options may be granted prior to ratification of the Plan by the stockholders of the Bank if the exercise of such Options is subject to such stockholder ratification of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated under Paragraph 15 of the Plan.

     13.  Approval by Shareholders.

     The Plan is in all respects conditioned upon approval by ratification of the Plan by Bank's stockholders within twelve (12) months after the Effective Date.

     14.  Modification of Options.

     At any time and from time to time the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

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     15.  Amendment and Termination of the Plan.

               (a) The Plan shall terminate and be of no further force and effect in the event the Bank's shareholders shall not ratify and approve the Plan within twelve (12) months after the Effective Date.

               (b) The Board may amend, modify or terminate the Plan except that no action of the Board may materially increase (other than as provided in Paragraph 10) the maximum number of shares permitted to be optioned or become available for the granting of Options under the Plan, materially increase the benefits accruing to participants, or materially modify the requirements for eligibility for participation in the Plan, unless such action of the Board shall be subject to approval or ratification by the shareholders of the Bank.

               (c) No action of the Board may, without the consent of the holder of the Option, impair any then outstanding Option.

     16.  Conditions Upon Issuance of Shares.

               (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

               (b) Inability of the Bank to obtain from any regulatory body the authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Bank of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Bank may require the person exercising to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

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     17.  Reservation of Shares.

     The Bank, during the term of this Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18.  Withholding Tax.

     Where an Optionee or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Bank shall have the right to require the Optionee or such other person to pay the Bank the amount of any taxes which the Bank is required to withhold with respect to such Shares.

     19.  Governing Law.

     The Plan shall be governed and construed in accordance with the laws of the State of Ohio except to the extent that Federal law shall be deemed to apply.

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